Exhibit 99.1

Absci and PrecisionLife Announce Strategic R&D Partnership to Jointly Develop AI-Enabled Drug Pipeline

Leading AI biologics and precision medicine innovators will harness technologies to build a diverse portfolio of novel drug treatments.

With this partnership, Absci achieves 2023 outlook of ten new Active Programs signed for the year.

VANCOUVER, Wash., December 20, 2023 – Absci Corporation (Nasdaq: ABSI), a generative AI drug creation company, and PrecisionLife®, a leading computational biology company driving precision medicine in complex chronic diseases, today announced a collaboration to develop a joint portfolio of potential therapeutics addressing unmet medical needs. The collaboration combines Absci's speed and strength in antibody design and optimization with PrecisionLife's deep understanding of complex disease biology and expertise in identifying the mechanisms, drug targets and treatments that are relevant to specific patients to create a pipeline of novel biotherapeutics.

Under the partnership, Absci and PrecisionLife will work together to discover and develop a shared pipeline of biotherapeutics for up to five mutually agreed-upon targets and indications, then jointly evaluate options to most effectively advance programs against such targets. Absci and PrecisionLife will actively collaborate to select chronic disease drug targets linked to patients with unmet clinical needs and maximize the innovation potential of their respective approaches. The Partners will share in the potential value of programs developed against any specific targets.

“Absci’s partnership with PrecisionLife combines our complementary strengths with the aim of creating a high-value pipeline of novel therapeutics,” said Sean McClain, Absci Founder & CEO. “PrecisionLife’s exceptional ability to unravel complex disease biology complements our AI-driven approach, enabling us to jointly accelerate the development of potentially effective therapeutics for the patients who need them.”

"PrecisionLife is excited to partner with Absci," said Steve Gardner, CEO & Co-founder of PrecisionLife. "Our partnership demonstrates the transformational innovation potential of coupling leading generative AI approaches with PrecisionLife’s unique disease biology insights to accelerate and de-risk the development of new precision medicines for patients with unmet medical needs."

With this new partnership, Absci has now signed ten new Active Programs this year, achieving the Company’s outlook for 2023.

Exhibit 99.1
About Absci

Absci is a generative AI drug creation company that combines AI with scalable wet lab technologies to create better biologics for patients, faster. Our Integrated Drug Creation™ platform unlocks the potential to accelerate time to clinic and increase the probability of success by simultaneously optimizing multiple drug characteristics important to both development and therapeutic benefit. With the data to learn, the AI to create, and the wet lab to validate, Absci can screen billions of cells per week, allowing it to go from AI-designed antibodies to wet lab-validated candidates in as little as six weeks. Absci’s vision is to deliver breakthrough therapeutics at the click of a button, for everyone. Absci's headquarters is in Vancouver, WA, its AI Research Lab is in New York City, and its Innovation Center is in Zug, Switzerland. Visit www.absci.com and follow us on LinkedIn (@absci), X (Twitter) (@Abscibio), and YouTube.

Absci Media Contact
press@absci.com

Absci Investor Contact
Alex Khan, VP, Finance & Investor Relations
investors@absci.com

About PrecisionLife

PrecisionLife® is a pioneering precision medicine company changing the way the world predicts, prevents, and treats complex chronic diseases. We seek partners committed to finding better, more personalized treatment options for patients across the biopharma and healthcare value chain.

Our combinatorial analytics platform understands disease biology better, identifying disease mechanisms that are relevant to specific patients and the drug targets and treatments that would benefit them.

These unique insights enable us to discover new subgroups of patients with mechanism-based patient stratification biomarkers, identify novel treatment opportunities for unmet medical needs, de-risk and accelerate clinical trials, find new applications for existing drug programs, build highly predictive complementary diagnostics, and personalize risk prediction and disease prevention.

To learn more about our groundbreaking work, please visit precisionlife.com, and follow us on LinkedIn (@PrecisionLifeAI) and X/Twitter (@PrecisionLifeAI).

PrecisionLife Media Contact
Noah Konig, Marketing Director
noah@precisionlife.com / +44 (0)1865 575170

Exhibit 99.1
Availability of Other Information about Absci

Investors and others should note that we routinely communicate with investors and the public using our website (www.absci.com) and our investor relations website (investors.absci.com), including without limitation, through the posting of investor presentations, SEC filings, press releases, public conference calls and webcasts on these websites, as well as on X (Twitter), LinkedIn and YouTube. The information that we post on these websites and social media outlets could be deemed to be material information. As a result, investors, the media, and others interested in Absci are encouraged to review this information on a regular basis. The contents of our website and social media postings, or any other website that may be accessed from our website or social media postings, shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Absci Forward-Looking Statements

Certain statements in this press release that are not historical facts are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements containing the words “will,” “may,” “pursues,” “anticipates,” “plans,” “believes,” “aims,” “potential,” “forecast,” “estimates,” “extends,” “expects,” and “intends,” or similar expressions. We intend these forward-looking statements, including statements regarding technology development efforts and the application of those efforts, including acceleration of drug development timelines, reducing the time and costs related to drug development, advancements toward drug discovery and development activities, the potential benefits of our partnership with PrecisionLife, the success of our partnerships and their ability to generate scientific and technical insights for using AI drug creation to accelerate the development of candidate therapies, developing a diverse, high-value portfolio of novel drug treatments, and the anticipated value to us under our partnership, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved, and furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to our ability to effectively collaborate on research, drug discovery and development activities with our partners or potential partners; our existing and potential partners’ ability and willingness to pursue the development and commercialization of programs or product candidates under the terms of our partnership agreements; and overall market conditions and regulatory developments that may affect our and our partners’ activities under these agreements, along with those risks set forth in our most recent periodic report filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.